                  DIAGRAM AND LISTING OF ALL PERSONS DIRECTLY
                  OR INDIRECTLY CONTROLLED BY OR UNDER COMMON
                                  CONTROL WITH
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          THE DEPOSITOR OF REGISTRANT



                                                   STATE            CONTROL                BUSINESS
           COMPANY                            OF ORGANIZATION      OWNERSHIP               PRINCIPAL
345 East 94th Street Associates, LLC                NY                50%       Investment Related Company

400 West 43rd Street Partners, LLC                  NY                50%       Investment Related Company

501 West 41st Street Associates, LLC                NV                50%       Investment Related Company

Achor Series Trust                                  MA                100%      Massachusetts business trust

Advantage Capital Corporation                       NY                100%      Broker-dealer; registered
                                                                                investment adviser

AIG Advisor Group Inc.                              MD                100%      Holding Company

AIG Financial Advisors, Inc.                        DE                100%      Broker-dealer

AIG Retirement Services, Inc ("AIGRS")              DE                100%      Holding Company

AIG SunAmerica Asset Management Corp.               DE                100%      Asset management company

AIG SunAmerica Capital Services, Inc.               DE                100%      Distributor

AIG SunAmerica Life Assurance Co                    AZ                100%      Life Insurance Company

AIG SunAmerica Real Estate &
  Office Administration                             CA                100%      Acts as Clearing House for
                                                                                Real Estate Activities

American General Securities Incorporation           TX                100%      Broker-dealer; registered
                                                                                investment adviser

American International Group, Inc.                  DE                          Ultimate Parent company of AIGRS

Amsun Realty Holdings                               CA                85%       Real Estate Related Investment Company

Anchor Forum Portales I, LLC                        DE                100%      Investment Related Company

Anchor Pathway Fund                                 MA                100%      Massachusetts business trust

Arrowhead SAHP Corp.                                NM                100%      Invests in multi-family real
                                                                                estate development

Charleston Bay SAHP Corp                            DE                100%      Invests in multi-family real
                                                                                estate development

Crossing SAHP Corp.                                 DE                100%      Invests in multi-family real
                                                                                estate development

DIL/SAHP Corp.                                      DE                100%      Invests in multi-family real
                                                                                estate development

Financial Services Corporation                      GA                100%      Holding Company

First SunAmerica Life Insurance Company             NY                100%      Life Insurance Company

Five Long Island Properties, LLC                    DE                100%      Investment Related Company

Forest SAHP Corp.                                   DE                100%      Invests in multi-family real
                                                                                estate development

FSC Agency, Inc.                                    GA                100%      Holding Company

FSC Securities Corporation                          DE                100%      Broker-dealer; registered
                                                                                investment adviser

Grand Savannah SAHP Corp                            DE                100%      Invests in multi-family real
                                                                                estate development

Houston Warehouse Corp.                             CA                100%      Investment Related Company

Metrocorp, Inc.                                     CA                100%      Investment Related Company

MM Enhancement, LLC                                 MD                100%      Investment Related Company

New California Life Holdings, Inc.                  DE                33%       Holding Company

Prairie SAHP Corp.                                  DE                100%      Invests in multi-family real
                                                                                estate development

River Oaks Apartment, LLC                           DE                100%      Investment Related Company



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

Royal Alliance Associates, Inc.                     DE                100%      Broker-dealer; registered
                                                                                investment adviser

SA Affordable Housing, LLC                          DE                100%      Tax-credit investment related company

SAAHP GP Corp.                                      DE                100%      Invests in multi-family real
                                                                                estate development

SAHP - Chancellor II, LLC.                           N                99%       Invests in multi-family real
                                                                                estate development

SAHP - Chancellor, LLC.                             NV                99%       Invests in multi-family real
                                                                                estate development

SAHP - MBA LLC                                      NV                100%      Invests in multi-family real
                                                                                estate development

SAHP Civic LLC                                      DE                100%      Invests in multi-family real
                                                                                estate development

SAHP-McSHA LLC                                      NV                100%      Invests in multi-family real
                                                                                estate development

SAHP-Yarco LLC                                      NV                100%      Invests in multi-family real
                                                                                estate development

SAII Birchmont Investor, LLC                        DE                100%      Investment Related Company

SAL Invsetment Group Inc.                           CA                100%      Holding Company

SCSP Corp                                           DE                100%      Invests in multi-family real
                                                                                estate development

Seasons Series Trust                                MA                100%      Massachusetts business trust

SLP Housing I, LLC                                  NV                100%      Real estate development

SLP Housing II, LLC                                 NV                100%      Real estate development

SLP Housing III,  LLC                               NV                100%      Real estate development

SLP Housing IV, LLC                                 NV                100%      Real estate development

SLP Housing V, LLC                                  NV                100%      Real estate development

SLP Housing VI, LLC                                 NV                100%      Real estate development

Solus Carnegie Charlotte, LLC                       DE                85%       Investment Related Company

Solus Quorum Tampa, LLC                             DE                85%       Investment Related Company

Solus Trade Street Charlotte, LLC                   DE                85%       Investment Related Company

Soolus Hotel Portfolio Holding Company, LLC         DE                85%       Holding Company

SubGen NT, Inc.                                     DE                100%      Real Estate Investment Related Company

Sun Chino Property, Inc.                            CA                100%      Real Estate Investment Related Company

Sun CRC, Inc.                                       CA                100%      Real Estate Investment Related Company

Sun GP Corp.                                        CA                100%      Real Estate Investment Related Company

Sun Hechs, Inc.                                     CA                100%      Real Estate Investment Related Company

Sun Qourum LLC                                      DE                100%      Investment Related Company

SunAmerica (Cayman) Insurance Company, LTD    Cayman Islands          100%      Captive Insurance Company

SunAmerica Affordable Housing Finance Corp.         DE                100%      Investment Related Company

SunAmerica Affordable Housing Partners, Inc.        CA                100%      Holding Company

SunAmerica Housing Fund First & 94th, LLC           NY                100%      Investment Related Company

SunAmerica Housing Fund West 41st, LLC              DE                100%      Investment Related Company

SunAmerica Housing Fund West 42nd, LLC              NV                100%      Investment Related Company

SunAmerica Investments, Inc.                        GA                100%      Holding Company

SunAmerica Investments,Cayman                 Cayman Islands          100%      Holding Company

SunAmerica Life Insurance Company                   AZ                100%      Life Insurance Company

SunAmerica Mortgages, Inc.                          DE                100%      Holding Company

SunAmerica New Markets Tax Credit Fund 2 LLC        NV               0.01%      Invests in multi-family real
                                                                                estate development




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

SunAmerica New Markets Tax Credit Fund 4 LLC        NV               0.01%      Invests in multi-family real
                                                                                estate development

SunAmerica New Markets Tax Credit Fund I LLC        NV               0.01%      Invests in multi-family real
                                                                                estate development

SunAmerica New Markets Tax Credit Fund LLC          NV               0.01%      Invests in multi-family real
                                                                                estate development

SunAmerica Realty Partners                          CA                85%       Investment Related Company

SunAmerica Retirement Markets, Inc.                 MD                100%      Marketing Company

SunAmerica Series Trust                             MA                100%      Massachusetts business trust

SunAmerica Venture Fund 2000, LP                    DE                100%      Investment Related Company

Sun-Dollar, Inc.                                    CA                100%      Real Estate Investment Related
                                                                                Company

Sun-PLA, Inc.                                       CA                100%      Real Estate Investment Related Company

Sunport Holdings, Inc.                              CA                100%      Real Estate Investment Related Company

Tierra Vista SAHP Corp.                             FL                100%      Invests in multi-family real
                                                                                estate development

UG Corporation                                      CA                100%      Holding Company



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